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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2002

Fischer Imaging Corproation
(Exact name of registrant as specified in its charter)

Delaware	0-19386	36-2756787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 North Grant Street, Denver, CO		80241
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (303) 452-6800

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

        On September 17, 2002, Fischer Imaging Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Fischer Imaging Corporation's Chief Executive Officer, Gerald D. Knudson, and Chief Financial Officer, Rodney B. Johnson, pursuant to 18 U.S. C. Section 1350 and adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

CERTIFICATION
of the Chief Executive Officer

        I, Gerald D. Knudson, Chief Executive Officer of Fischer Imaging Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1)  Except for Rule 10-01(d) of Regulation S-X (relating to the incomplete review by an independent public accountant using professional standards and procedures of conducting such reviews), the report of the Company on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 17, 2002

/s/ GERALD D. KNUDSON Gerald D. Knudson Chief Executive Officer

CERTIFICATION
of the Chief Financial Officer

        I, Rodney B. Johnson, Chief Financial Officer of Fischer Imaging Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1)  Except for Rule 10-01(d) of Regulation S-X (relating to the incomplete review by an independent public accountant using professional standards and procedures of conducting such reviews) the report of the Company on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 17, 2002

/s/ RODNEY B. JOHNSON Rodney B. Johnson Chief Financial Officer

        The foregoing certifications are being furnished solely pursuant to 18 U.S. C. Section 1350 and are not being filed as part of this report or as a separate disclosure document.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION (Registrant)
September 19, 2002	By:	/s/ MORGAN W. NIELDS Morgan W. Nields Chairman of the Board of Directors

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  ITEM 9. REGULATION FD DISCLOSURE
CERTIFICATION of the Chief Executive Officer
CERTIFICATION of the Chief Financial Officer
SIGNATURE